Supplement dated October 16, 2024 to the Statutory Prospectus dated May 1, 2024 for the
Pacific Harbor VUL flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company

The purpose of this supplement is to update certain underlying fund information.  This supplement must be preceded or accompanied by the Statutory Prospectus (the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at http://www.PacificLife.com. Please retain this supplement for future reference.

Effective November 1, 2024, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to reflect the following changes:

●	The Subadvisor for the Pacific Select Fund Value Portfolio will change from American Century Investment Management, Inc. to Putnam Investment Management, LLC.
●	All references to the name of the Clearbridge Variable Aggressive Growth Portfolio will change to the Clearbridge Variable Growth Portfolio.

The following changes will be made to the Clearbridge Variable Aggressive Growth Portfolio:

Effective January 17, 2025, the Clearbridge Variable Growth Portfolio Investment Option will be closed to new allocations for Policy Owners who do not already have Account Value in the Clearbridge Variable Growth Portfolio as of the end of the Business Day on January 17, 2025. Policy Owners with existing allocations as of January 16, 2025, may continue to make Premium Payments or transfers into the Clearbridge Variable Growth Portfolio. If you have Account Value in the Clearbridge Variable Growth Portfolio and withdraw or transfer out 100% of that Account Value, you will not be able to re-invest in the Clearbridge Variable Growth Portfolio. You can always continue to make withdrawals or transfers out of the Clearbridge Variable Growth Portfolio Option.

If you are participating in the Dollar Cost Averaging and/or Portfolio Rebalancing Systematic Transfer Programs and have existing instructions to allocate or rebalance to the Clearbridge Variable Growth Portfolio as of January 16, 2025, you do not need to take action as those instructions will remain in place until you instruct us otherwise. Please note, if your Account Value is reduced to zero in Clearbridge Variable Growth Portfolio Option, the program will terminate and you will have to provide new allocation or rebalancing instructions. If we receive premium payments before being provided new allocation or rebalancing instructions, we will deem the premium not In Proper Form and will contact you to obtain updated allocation instructions. If we do not obtain allocation instructions from you, we will refund the payment along with a letter of explanation.

Form No.15-53318-00